UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): September 1, 2023

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880 Orlando Florida	32804
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:     (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective September 1, 2023, IZEA Worldwide, Inc. (the “Company”) entered into Executive Employment Agreements with Edward H. Murphy, the Company's Chief Executive Officer, Ryan S. Schram, the Company's President and Chief Operating Officer, and Peter J. Biere, the Company's Chief Financial Officer, in replacement of their prior employment agreements with the Company.
Edward H. Murphy Employment Agreement
The Executive Employment Agreement between the Company and Mr. Murphy, effective September 1, 2023 (the “CEO Employment Agreement”), will continue for an initial term of 3 years and automatically renew for successive 1-year periods. Mr. Murphy's agreement provides for an annual base salary of $425,000.
The CEO Employment Agreement provides an annual bonus at the sole discretion of the Board or Compensation Committee, up to seventy-five percent (75%) of the Executive's base salary in cash to be paid out in five (5) installments.
The CEO Employment Agreement additionally provides that, subject to the discretion of the Board or the Compensation Committee, Mr. Murphy will be eligible for a long-term incentive award with a fair value of $586,500 which will be in the form of four restricted stock unit awards which will vest over three years following the grant date, one-third (1/3) upon 12r months of the grant date and quarterly thereafter.
The CEO Employment Agreement is subject to early termination (i) by the Company or Mr. Murphy for any reason upon written notice, (ii) by the Company for cause (as such term is defined in the CEO Employment Agreement), (iii) by Mr. Murphy for good reason (as such term is defined in the CEO Employment Agreement), and (iv) in the case of death or disability. If terminated for any reason other than death, disability or cause, Mr. Murphy will be entitled to a severance of 12 months of his base salary, a pro-rated portion of his bonus for the fiscal year, and COBRA payments until the earliest of (i) the 12-month anniversary of the date of termination; (ii) Mr. Murphy’s eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (iii) the cessation of Mr. Murphy’s continuation coverage rights under COBRA. In the case of termination due to disability, Mr. Murphy will be entitled to a severance of his salary until such time (but no more than 120 days after such disability) that disability insurance plan payments commence. If there is a change of control (as defined in the CEO Employment Agreement) and Mr. Murphy's employment terminates within three months prior to or 12 months following the change of control for reasons other than for cause, then Mr. Murphy will be entitled to such amount equal to 12 months of his then-current base salary and COBRA payments until the earliest of (i) the 12 month anniversary of the date of termination; (ii) his eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (iii) the cessation of his continuation coverage rights under COBRA.
The CEO Employment Agreement also provides for Mr. Murphy’s eligibility to receive benefits substantially similar to those of the Company’s other executives. Pursuant to the CEO Employment Agreement, Mr. Murphy will be subject to certain non-solicitation and non-compete obligations during employment and for 12 months thereafter.
Ryan S. Schram Employment Agreement
The Executive Employment Agreement between the Company and Mr. Schram, effective September 1, 2023 (the “COO Employment Agreement”), will continue for an initial term of 3 years and automatically renew for successive 1-year periods. Mr. Schram's agreement provides for an annual base salary of $400,000.
Effective January 1, 2024, the COO Employment Agreement provides for an annual executive bonus targeted at fifty percent (50%) of Mr. Schram's base salary in cash to be paid quarterly and annually pursuant to the terms of the agreement. Such quarterly and annual bonuses will be based on the achievement of specified annual performance goals.
The COO Employment Agreement additionally provides that, subject to the discretion of the Board or the Compensation Committee, Mr. Schram will be eligible for a long-term incentive award in 2023 of $200,000 which will be in the form of four restricted stock unit awards which will vest over three years following the grant date, one-third (1/3) upon 12 months of the grant date and quarterly thereafter.
The COO Employment Agreement is subject to early termination (i) by the Company or Mr. Schram for any reason upon written notice, (ii) by the Company for cause (as such term is defined in the COO Employment Agreement), (iii) by Mr. Schram for good reason (as such term is defined in the COO Employment Agreement), and (iv) in the case of death or disability. If terminated for any reason other than death, disability or cause, Mr. Schram will be entitled to a severance of 12 months of his base salary, a pro-rated portion of his bonus for the fiscal year, and COBRA payments until the earliest of (i) the twelve-month anniversary of the date of termination; (ii) his eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (iii) the cessation of his continuation coverage rights under COBRA. In the case of termination due to disability, Mr. Schram will be entitled to a severance of his salary until such time (but no more than 120 days after such disability) that disability insurance plan payments commence. If there is a change of control (as defined in the COO Employment Agreement) and Mr. Schram's employment terminates within three months prior to or 12 months following the change of control for reasons other than for cause, then Mr. Schram will be entitled to such amount equal to twelve months of his then-current base salary and COBRA payments until the earliest of (i) the 12 month anniversary of the Date of Termination; (ii) the Executive’s eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (iii) the cessation of the Executive’s continuation coverage rights under COBRA.
The COO Employment Agreement also provides for Mr. Schram’s eligibility to receive benefits substantially similar to those of the Company’s other executives. Pursuant to the CEO Employment Agreement, Mr. Murphy will be subject to certain non-solicitation and non-compete obligations during employment and for 12 months thereafter.
Peter J. Biere Employment Agreement
The Executive Employment Agreement between the Company and Mr. Biere, effective as of September 1, 2023 (the “CFO Employment Agreement”), will continue for an initial term of 3 years and automatically renew for successive 1-year periods. Mr. Biere's agreement provides for an annual base salary of $320,000.
The CFO Employment Agreement provides for an annual bonus at the sole discretion of the Board or Compensation Committee, which shall be equal to up to sixty percent (60%) of the Executive's base salary to be paid out in five (5) installments pursuant to the terms of the CFO Employment Agreement. Such annual bonuses will be based on the achievement of specified annual performance goals.
The CFO Employment Agreement additionally provides that, subject to the discretion of the Board or the Compensation Committee, Mr. Biere will be eligible for a long-term incentive award of $236,800 which will be in the form of four restricted stock unit awards which will each vest over three years following the grant date, one-third (1/3) upon 12 months of the grant date and quarterly thereafter.
The CFO Employment Agreement is subject to early termination (i) by the Company or Mr. Biere for any reason upon written notice, (ii) by the Company for cause (as such term is defined in the CFO Employment Agreement), (iii) by Mr. Biere for good reason (as such term is defined in the CFO Employment Agreement), and (iv) in the case of death or disability. If terminated, for any reason other than death, disability or cause, Mr. Biere will be entitled to a severance of nine months of his base salary, a pro-rated portion of his Executive Bonus for the current fiscal year, and COBRA payments until the earliest of (i) the nine-month anniversary of the date of termination; (ii) Mr. Biere’s eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (iii) the cessation of his continuation coverage rights under COBRA. In the case of termination due to disability, Mr. Biere will be entitled to a severance of his current salary until such time (but no more than 120 days after such disability) that disability insurance plan payments commence. If there is a change of control (as defined in the CFO Employment Agreement) and Mr. Biere's employment terminates within three months prior to or 12 months following the change of control for reasons other than for cause, then Mr. Biere will be entitled to such amount equal to nine months of his then-current base salary and COBRA payments until the earliest of (i) the nine month anniversary of the date of termination; (ii) his eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (iii) the cessation of the Executive’s continuation coverage rights under COBRA.
The CFO Employment Agreement also provides for Mr. Biere’s eligibility to receive benefits substantially similar to those of the Company’s other executives. Pursuant to the CEO Employment Agreement, Mr. Murphy will be subject to certain non-solicitation and non-compete obligations during employment and for 12 months thereafter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: September 5, 2023	By: /s/ Edward H. (Ted) Murphy
Edward H. (Ted) Murphy Chief Executive Officer